
BUILD-A-BEAR
EST. 1997

Investor Deck 2022

FORWARD LOOKING AND CAUTIONARY STATEMENTS

This presentation contains certain statements that are, or may be considered to be, "forward-looking statements" for the purpose of federal securities laws, including, but not limited to, statements that reflect our current views with respect to future events and financial performance. We generally identify these statements by words or phrases such as "may," "might," "should," "expect," "plan," "anticipate," "believe," "estimate," "intend," "predict," "future," "potential" or "continue," the negative or any derivative of these terms and other comparable terminology. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise. Risks and uncertainties to which our forward-looking statements are subject include: (1) macroeconomic and industry risks such as (a) the COVID-19 pandemic has had and is expected to continue to have an adverse effect on our business and results of operations; (b) continued or further declines in retail consumer traffic could adversely affect our financial performance and profitability; (c) declines in general global economic conditions could lead to disproportionately reduced discretionary consumer spending and demand for our products; (d) consumer interests change rapidly and our success depends on the ongoing effectiveness of our marketing and online initiatives to build consumer affinity for our brand and drive consumer demand for our products and services; (e) our profitability could be adversely impacted by fluctuations in petroleum products prices; and (f) our business may be adversely impacted by a variety of significant competitive threats; (2) operational risks such as: (a) we may be unable to generate demand for our interactive retail experience and products, including timely responses to consumer preferences; (b) failure to execute our omnichannel strategy and the costs of investments in e-commerce and digital technology could adversely affect our profitability; (c) we are subject to risks associated with technology and digital operations; (d) we may be unable to renew, renegotiate our store leases or enter into new store leases on favorable terms; (e) our company-owned distribution center and our third-party distribution center providers may experience disruptions or operate inefficiently; and (f) we may not be able to evolve our store locations to align with market trends, successfully diversify our store models and formats, or otherwise effectively manage our overall portfolio of stores; (3) international risks such as: (a) we may not be able to operate our international corporately-managed locations profitably; (b) we rely on a few global supply chain vendors to supply substantially all of our merchandise, and significant price increases or disruption in their ability to deliver merchandise could harm our ability to source products and supply inventory to our stores; (c) our merchandise is manufactured by foreign manufacturers and the availability and costs of our products, as well as our product pricing, may be negatively affected by risks associated with international manufacturing and trade and foreign currency fluctuations; and (d) we may be unable to effectively manage our international franchises, attract new franchisees or the laws relating to our international franchises change; (4) Legal, technology and intellectual property risks such as: (a) we are subject to a number of risks related to disruptions, failures or security breaches of our information technology infrastructure; (b) we may fail to renew, register or otherwise protect our trademarks or other intellectual property and may be sued by third parties for infringement or misappropriation of their proprietary rights; (c) we may suffer negative publicity or be sued if the manufacturers of our merchandise or Build-A-Bear branded merchandise sold by our licensees ship products that do not meet current safety standards or production requirements or if such products are recalled or cause injuries; (d) we may suffer negative publicity or be sued if the manufacturers of our merchandise violate labor laws or engage in practices that consumers believe are unethical; and (e) we may suffer negative publicity or a decrease in sales or profitability if the products from other companies that we sell in our stores do not meet our quality standards or fail to achieve our sales expectations; (5) Risks related to owning our common stock such as: (a) fluctuations in our operating results could reduce cash flow or result in restrictions under our credit agreement and we may be unable to repurchase shares; (b) fluctuations in our quarterly results of operations could cause the price of our common stock to substantially decline; (c) the market price of our common stock is subject to volatility, which could in turn attract the interest of activist shareholders; and (d) provisions of our corporate governing documents and Delaware law may prevent or frustrate attempts to replace or remove our management by our stockholders, even if such replacement or removal may be in our stockholders' best interests; and (6) general risks such as: (a) we may not be able to operate successfully if we lose key personnel; and (b) we may be unsuccessful in acquiring businesses or engaging in other strategic transactions, which may negatively affect our financial condition and profitability. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent reports on Form 10-K, Form 10-Q and Form 8-K.


hello

EXECUTIVE SUMMARY

KEY INVESTOR CONSIDERATIONS

BRAND POWER: Trusted and iconic brand captures consumer zeitgeist appealing to today's desire for personalized, shared and *share-able* experiences, comfort products, unique gifting, enthusiast/collectibles, and nostalgia

DIRECT RELATIONSHIPS with LARGE ADDRESSABLE MARKET: Multi-generational aspect of the 25-year-old company appeals to a valued and broad demographic spanning ages, genders and socio-economic strata, that desire loyal brand relationships providing relevant engagements that can drive lifetime value

DYNAMIC BUSINESS MODEL: Diverse multi-channel, vertical, experience locations in a variety of viable formats and geographies combined with integrated robust e-commerce business with extensive digital capabilities and key category expansions

BUSINESS STRENGTH: Strong financial results with profitable, growing revenue, high margins, good free cash flow, clean debt-free balance sheet and seasoned executive team

CONTINUED OPPORTUNITY FOR GROWTH ACROSS A NUMBER OF REVENUE STREAMS WITH SIGNIFICANT CONTROL OVER OUR FUTURE

BBW's JOURNEY TO *MORE*!

Started as a mall-based vertical kid's retailer that became a powerful brand…

25 YEARS OF HEART AND HUGS!

1997

Founded in St. Louis, MO as a groundbreaking experiential mall-based specialty children's retailer

2004

Great success led to IPO on NYSE (BBW); Operated 168 stores in North America and 9 international franchise stores with untapped brand equity

2008-2012

Challenging business period with 4 consecutive years of pre-tax losses

2013

Current management joined to drive a successful turnaround that included a comprehensive digital transformation, diversification of retail locations and development of a range of new business models and formats to leverage brand strength

2022 & moving forward as MORE!

MORE than malls
MORE than plush toys
MORE than "workshops"
MORE than kids

Pivoted to a brand that monetizes equity via multiple channels, categories, consumers and content.

BBW IS NOW A DIVERSIFIED COMPANY with A HIGHLY VALUED BRAND

1997
Mall-based plush toy retailer focused on children

2022
Multi-channel, multi-generational experience-based brand company in diverse product categories appealing to a broad consumer demographic

Select data points:

MEANINFUL DIGITAL REVENUE; EXPANDED CAPABILITIES
Ecommerce was 20% of net retail sales in FY2021

EVOLVED RETAIL PORTFOLIO
~35%
outside traditional malls

NEARLY 500 GLOBAL LOCATIONS with MULTIPLE BUSINESS MODELS

LASTING EMOTIONAL CONNECTION
~225MM
Furry friends sold in first 25 years

MULTI-GENERATIONAL CONSUMERS
~40%
TEENS AND ADULTS

IMPRESSIVE LICENSING PORTFOLIO
Over 75 best-in-class entertainment, sports and pop culture relationships

POWERFUL BRAND EQUITY
~80%
Aided Brand Awareness

BEYOND PLUSH
- Gifting
- Family Pajamas
- Pet Toys
- Content
- NFTs
- Gaming

SKILLED & PASSIONATE TEAM
3,500+
Associates
Seasoned Management



ICONIC BRAND with VALUED & BROAD DEMOGRAPHICS

BBW ENGAGES AT LIFE MOMENTS TO CREATE RELATIONSHIPS

FAMILY MEMORIES

Graduations!

ANNIVERSARIES


IMAGINE

SPECIAL OCCASIONS

Made the team!

PARTIES


Happy Birthday Ella!



PERSONALIZED GIFTS

Gender reveal!

CELEBRATIONS



HOLIDAYS

Congratulations!

BIRTHDAYS

BBW IS BELOVED

Well-Known | Multi-Generational | Emotional | Trusted | Extendable



100%
75%
50%
25%
0%
Awareness
Distinctiveness
BBW
Brand 1
Brand 2
Brand 3
Brand 4
Brand 5

US data, C&R Research with Moms of kids ages 2-12 2022

~80% aided brand awareness (US Moms of Kids ages 2-12)

~80% of those surveyed said Build-A-Bear was "distinctive"

Other retail brands include American Girl, Disney, 5 Below, Claire's and LEGO

DESTINATION-DRIVEN

>60% of store visits are planned and the top occasion is a birthday

Contributing to balanced business seasonality*



Jan-Mar
Jul-Sep
Apr-Jun
Oct-Dec

14MM+

- First party data email contacts in CRM database
- Vast majority in Bonus Club loyalty program

* Reflects average results of multiple years

BBW HAS DIVERSE AND HIGHLY COVETED CONSUMERS

Build-A-Bear appeals to a broad demographic market with strong purchasing power and brand loyalty

The profile of Build-A-Bear's ~10 million active Bonus Club membership:

Wide interest across ages

MILLENNIALS	GEN X	OTHERS
~40%	~40%	~20%

Household Profile

~70% have children giving us reach within households to approximately 20 million people

Interests include:
Eating out, books/reading, visiting amusement parks

Educated with spending power:

Professional careers, Appx 70% attended college



Household Income
<$50K
$50K-$100K
$100-$150K
>$150K

Over 80% are homeowners

Approximately 70% are married

Diverse Demographics

Over 40% of furry friends are for teens and adults



Girls
Boys
Infant/Toddler
Kids
Teens, Adults

Source: BBW proprietary loyalty program database

BBW GENERATES “FREE” MEDIA

Over 10 Billion annual media and PR impressions in 2020, 2021 and 2022



YAHOO! LIFESTYLE
abc NEWS .com
Build-A-Bear unveils new Matrix Bear ahead of The Matrix Resurrections
POPSUGAR.
GOOD MORNING AMERICA
Bloomberg RADIO
HOW TO SAVE MONEY ON GIFT CARDS
Seeking Alpha
Build-A-Bear Workshop: We See Much More Upside
WATCH VIDEO
Furry friends start at $4 during Build-A-Bear's sale Tuesday
People
Build-A-Bear Debuts Spellbinding New Harry Potter Line of Cuddly Witches and Wizards
MarketingTech
Dad brought to tears after receiving a teddy bear with his late mother's voice
4 NEW YORK
NEWS 12 LONG ISLAND
Car wash company donates 100 Build-A-Bears for children at East Texas Crisis Center
Ashanti Is Looking for the Next Big Pop Star in 'Honey Girls' Trailer (Exclusive)
YAHOO! FINANCE
Nasdaq
Nutanix (NTNX), Build-A-Bear Tie Up For Bear Builder 3D Workshop
Fast-paced Momentum Stock Build-A-Bear (BBW) Is Still Trading at a Bargain
ROMPER
Build-A-Bear Announces Breakup Bears On April Fools' Day
Newsweek
'Animal Crossing' Build-A-Bear: When and How to Buy New Collection Online
The One Where Build-A-Bear Announces New FRIENDS Product
Build-A-Bear's new Christmas movie to premiere on Hallmark Channel Friday
MSNBC
FOX BUSINESS
CNN INTERNATIONAL

BBW *IS* POP CULTURE

Our brand is regularly mentioned on popular TV shows, movies and in celebrity news


SOUTH PARK
LATE NIGHT SETH MEYERS
FAMILY GUY
Mom
the BIG BANG THEORY
UNDERCOVER BOSS
AVENGERS
ENDGAME
Ryan Reynolds' search for woman's stolen teddy bear gets results: 'Mama bear is home'

FROM SOUTH PARK TO THE POPE, MEDIA DRIVES BUILD-A-BEAR'S TOP OF MIND AWARENESS

BBW CO-BRANDS WITH LEADING LICENSES

License relationships with over 75 world-class collaborators from film, TV, art, games, sports and more support enthusiast, collectible, affinity and gifting businesses with appeal to expanded consumer demographics…yet BBW is a brand unto itself providing balanced sales



DYNAMIC MULTI-CHANNEL BUSINESS MODEL

BBW HARNESSES BRAND EQUITY and TECHNOLOGY TO DRIVE GROWTH

BBW operates a dynamic "circle of engagement" model designed to efficiently create multiple consumer touchpoints using our one-to-one experience locations, data capture and advanced digital analytics & communications capabilities to increase lifetime value across a variety of brand interfaces

Experience Locations and e-commerce

Build
BRAND CONNECTIONS THROUGH
ONE-TO-ONE
guest engagement to
DRIVE BRAND EQUITY


MULTIPLE
CONSUMER
SEGMENTS

Power of the Brand

Leverage
BRAND EQUITY
to drive additional guest
engagement across
NEW CATEGORIES, CHANNELS
and CONTENT

Build relationships and expand the CONSUMER BASE & LIFETIME VALUE

EXPERIENCE LOCATIONS BUILD BRAND and SUPPORT E-COMMERCE

Award winning concept enjoys a >25% average contribution and virtually 100% of our experience locations were EBITDA positive

Over 50 million guests enter a Build-A-Bear Workshop per year. The iconic hands-on experience builds emotional brand connections, delivers significant consumer data capture and loyalty club sign-up, and generates meaningful cash flow for the company

A broad range of formats, sizes, designs and business models allows locations to operate with less total square footage and higher productivity per square foot than in the past

Build-A-Bear locations act as efficient mini distribution centers for our increased digital demand fulfillment leveraging fixed costs like labor and overhead, while reducing last mile time and expense


BUILD-A-BEAR
WORKSHOP
PARTY


WORKSHOP


AMERICA'S BEST
RETAILERS
2022
Newsweek
statista

EXPERIENCE LOCATIONS HAVE DIVERSE FORMATS AND MODELS



Traditional Model | *Tourist Locations* | *Walmart Model* | *Concourse Model* | *Seasonal Locations* | *Vending Machines* | *Event/Temp Locations* | *Cruise Ships*

- Build-A-Bear is NOT overstored, on track to open 20 new locations in 2022 including recently opened **Six Flags Magic Mountain** and the **Pro Football Hall of Fame**
- Recently added format called **Build-A-Bear Adventure** includes arcade and party rooms
- Can operate for days (events such as the NFL Experience), weeks (Gaylord seasonal shops) to months and years

Most common business model options:

Corporately-managed store model	Third-party retail model	International franchise model
Long-term and seasonal locations in the US, Canada, the UK and Ireland	65 locations with a variety of operators primarily in the US	Currently 66 locations in 8 countries

BUSINESS IS ENHANCED BY PROFITABLE E-COMMERCE PLATFORM

Nearly 20% of net retail sales in 2021, up from 4% in 2012

- E-commerce strong in both US and UK
- Salesforce technology expanding loyalty and digital capabilities and efficiencies in marketing and analytics across platform
- Mobile-first e-commerce site updated in Q3-2022
- Continued momentum with growth in consolidated digital demand for first nine-months of 2022 +~150% vs first nine-months of 2019



2021 digital demand of $73MM representing a 34% CAGR since 2016


AMERICA'S
FASTEST GROWING
ONLINE SHOPS
2022
Newsweek
statista

E-COMMERCE GROWTH INCLUDES EXPANSION OF CONSUMER BASE

Our objective is to extend the reach and size of our market with diverse consumer segments including teens, adults, gift-givers, brand enthusiasts and collectors with new licensed relationships, experiences, and advanced digital marketing activities

	WORKSHOP	Buildabear.com
PRIMARY TARGET	FAMILIES WITH CHILDREN	COLLECTOR AND GIFT GIVERS (TWEENS/TEENS/ADULTS)
SECONDARY TARGET	COLLECTOR & GIFT GIVERS (TWEENS/TEENS/ADULTS)	FAMILIES WITH CHILDREN

Rather than attempting to focus on "digitizing" the Build-A-Bear "physical" experience, we expanded the addressable market, reasons for being, and brand perception with a new mobile first e-commere site featuring multiple "shop-in-shop" landing pages to appeal to specific consumer segments

DIVERSE DIGITAL EXPERIENCES APPEAL TO VARIETY OF GUESTS

Buildabear.com offers various online shopping experiences and product options to meet the preferences of diverse consumer segments for multiple occasions and products

BUILD-A-BEAR WORKSHOP
Top landing page for ecommerce site also supports guests who want to "Plan a Visit" and "Plan a Party"

THE-BEAR-BUILDER
Guided process reflecting familiar Build-A-Bear shopping stations providing a highly step-by-step customized on-line experience.

BEAR BUILDER 3D
Interactive animated digital experience designed to appeal to a younger consumer.

HEARTBOX
Gifting solution offering for a convenient, stylish online option for a wide range of adult-to-adult gifting occasions

BUILD-A-BEAR GIFTSHOP
Makes gift shopping easy options sorted by season, occasion, recipient, price and category

THE BEAR CAVE
Age-gated shop-in-shop focused on edgier products and licensing including the "After Dark" line

BUILD-A-BEAR pajama shop
Family pajama offering with matching options focused on seasonal occasions featuring easy shopping/sizing configurator.

amazon.com
facebook
Third-party marketplaces allow consumers to shop online at their preferred site

DIGITAL MARKETING CAPABILITIES DRIVING E-COMMERCE GROWTH

- **+96%** DIGITAL TRANSACTIONS FROM LAPSED GUESTS
- **+13%** OPTED-IN EMAIL LIST
- **+16%** DIGITAL TRAFFIC
- **+47%** ECOMMERCE DRIVEN BY DIGITAL ADVERTISING
- **+122%** INCREASE IN IMPRESSIONS DRIVEN BY DIGITAL ADVERTISING
- **+32%** INCREASE IN GOOGLE SEARCH FOR "BUILD-A-BEAR" IN US

+97% increase in digital transactions from new guests

Digital demand +9% 2021 vs 2020 +157% 2021 vs 2019

VALUABLE FIRST PARTY DATA: Traffic driven by messaging to over 14MM opted-in email accounts including ~10MM Bonus Club members as well as on social media platforms like Facebook, Instagram, Google Ads (YouTube, Search, Display), TikTok, and programmatic marketing



Comparisons are for FY2021 compared to FY2020 unless otherwise noted

BRAND POWER SUPPORTS CONTENT & ENTERTAINMENT DEVELOPEMENT

Given the changing advertising market, the emotional connection with our brand allows story-telling and content to be a central part of engagement. Build-A-Bear Entertainment creates original music, videos and movies in partnership with leaders in the entertainment industry, elevates the brand and drives interest and revenue

BUILD-A-BEAR Entertainment

Short Form

facebook

TikTok

YouTube

NFTS

Launched 2022

GAMING

Coming 2023

MOVIES

MERRY MISSION

"Build-A-Bear Documentary"

Coming 2023

hello sunshine

Hallmark CHANNEL



Honey Girls

SONY PICTURES WORLDWIDE ACQUISITIONS



DELIVER BY CHRISTMAS
CHRISTMAS CEO

RADIO

BUILD-A-BEAR RADIO ON iHeart RADIO





12 Books of
STORY TIME

MUSIC

ARTS MUSIC



Workshop Jams



Honey Girls
"DIAMONDS"

iTunes Store

Music

Spotify

BRAND POWER DIVERSIFIES REVENUE STREAMS and CATEGORIES

OUTBOUND LICENSING leverages brand power to expand into non-plush products (out of BBW's core competency) driving margin-rich revenue and providing brand presence and products **sold through thousands of additional retail doors beyond our own footprint**


Walmart
amazon
TARGET
PETSMART
overstock
Kroger
FredMeyer
five BELOW
COSTCO
QVC
KOHL'S
SOLD OUT
Cubscription
STRUCTURES
WORKSHOP
NEW TOTALLY
16" BIKE!
SHOP NOW


BE MINE

STRONG FINANCIAL RESULTS

2021 FINANCIAL SNAPSHOT

THE MOST PROFITABLE YEAR IN BBW HISTORY

TOTAL REVENUES

$411.5MM

+61.2% OVER 2020
+21.6% OVER 2019

PRE-TAX INCOME

$50.7MM

+$70.9MM OVER 2020
+$49.1MM OVER 2019
HIGHEST IN FIRST 25-YEAR HISTORY

GROSS PROFIT MARGIN

53.0%

+1,480 BPS VS 2020
+760 BPS VS 2019

CASH AND EQUIVALENTS

$32.8MM*

+$34.8MM 2020
+$26.7MM 2019

* After ~$20MM special dividend paid in Dec '21

- Delivered the highest revenue in over a decade and highest profit in company's history even with ongoing impact of global pandemic
- Positive momentum has continued throughout 2022 and while we are navigating an environment with higher costs and a tight supply chain as well as monitoring the evolving external environment, we have raised our guidance reflecting further growth for fiscal 2022 compared to fiscal 2021



CONTINUED MOMENTUM IN FISCAL 2022

FIRST NINE MONTHS 2022 DELIVERED RECORD-SETTING TOTAL REVENUES AND PROFITABILITY

TOTAL REVENUES	PRE-TAX INCOME	EBITDA
$322.8MM	**$35.7MM**	**$45.0MM**
Highest in company history	Highest in company history	Highest in company history
VS $281.6MM IN 2021*	VS $30.6MM IN 2021*	VS $39.7MM IN 2021*
VS $161.7MM IN 2020**	VS ($31.0MM) IN 2020**	VS ($21.1MM) IN 2020**

* In fiscal 2021, the Company's European stores were temporarily closed for the majority of first quarter

** In fiscal 2020, the Company's North American and European stores were temporarily closed as of March 18, 2020; By the end of H1 2020, 90% of stores had reopened

RECENTLY RAISED FISCAL 2022 GUIDANCE

TOTAL REVENUES RANGE	PRE-TAX INCOME RANGE	EBITDA RANGE
$455MM-$465MM	**$56MM-$63MM**	**$69MM-$76MM**
VS $411.5MM IN FY2021	VS $50.7MM IN FY2021	VS $63.0MM IN FY2021
VS $255.3MM IN FY2020	VS ($20.2MM) IN FY2020	VS ($6.9MM) IN FY2020
	HIGHEST IN BBW'S 25-YEAR HISTORY	HIGHEST IN BBW'S 25-YEAR HISTORY



The annual guidance takes into account anticipated ongoing inflationary pressures as well as plans to mitigate the impact on margin and assumes no additional material changes in either our supply chain, the macro environment or relevant foreign currency exchange rates

CURRENT MANAGEMENT LED SUCCESSFUL BUSINESS TURNAROUND

TOTAL REVENUES

2021 highest level in over a decade


In millions
$384
$411.5
2012
2021

EBITDA

Over $85MM swing in profitability


In millions
-$25.4
$63.0
2012
2021

DIGITAL DEMAND

Digital revenue has grown to $73MM


% of Net Retail Sales
4%
18.3%
2012
2021

PROFITABLE STORES

In North America


% of NA stores that are profitable
80%
97%
2012
2021
Contribution margin <10%
Contribution margin >25%

LOCATION DIVERSIFICATION

More than doubled non-traditional locations


% of locations in non-traditional malls
12%
35%
2012
2021

EOY fiscal 2021 vs EOY fiscal 2012

AVERAGE DOLLARS PER TRANSACTION

Over 50% appreciation in Avg DPT


$35.50
$53.33
2012
2021

SUSTAINED GROWTH (Excluding 2020 due to negative COVID impact)

QUARTERLY REVENUES

Q4 2022* expected to be 8th consecutive quarter of revenue growth



2019 2020 2021 2022
In millions
$84.4
$46.6
$91.7
$117.7
Q1



2019 2020 2021 2022
$79.2
$40.4
$94.7
$100.7
Q2



2019 2020 2021 2022
$70.4
$74.7
$95.1
$104.5
Q3



2019 2020 2021 2022*
$104.6
$93.7
$130.0
$137.2
Q4

TOTAL REVENUES

~12% growth, following best year in a decade



In millions
$411.5
+11.8%
$460.0
2021
2022*

PRETAX INCOME

Double-digit profit margin



In millions
$50.7
12.3% of Ttl Rev
+17.4%
$59.5
12.9% of Ttl Rev
2021
2022*

2022 annual and Q4 numbers reflect mid-point of the guidance range

CONTINUED FOCUS ON SHAREHOLDER RETURN

- Repurchased ~10% of our outstanding shares since Q3 ’19
- Declared $1.25 Special Dividend in Q4 ‘2021
- The Board authorized a new $50.0MM buyback program on August 31, 2022* and the company has $46.5MM remaining as of 10/29/22
- Multi-year high stock price achieved $25.67 as of 12/4/2022



* Share repurchase program in effect through August 31, 2025


Galentine's
over
Valentine's

ACCOMPLISHED & DRIVEN TEAM FOCUSED ON DIVERSIFIED GROWTH

EXECUTION OF 2022 STRATEGY DELIVERING ANOTHER RECORD YEAR

① Leverage ongoing digital transformation to drive growth



- ✓ Increase repeat purchases leveraging the addition of loyalty program and new advanced digital capabilities
- ✓ Expand addressable consumer base beyond kids with new products and incremental purchase occasions
- ✓ Utilize digital media, content & entertainment as marketing and brand-building tools to engage consumers and drive sales

② Leverage omnichannel capabilities while evolving retail experiences



- ✓ Strategically add locations in North America thru corporate and third-party retail focused on tourist locations
- ✓ Capitalize on BAB's 25th celebration to drive incremental visits and sales
- ✓ Re-introduce in-store parties (after COVID hibernation) with a fresh take and homage to our 25th "birthday"
- ✓ Develop new digital experiences such as the recently launched Bear Builder 3D Workshop to drive digital demand

③ Leverage financial strength and drive sustained profitability



- ✓ Maintain disciplined expense management in an environment with higher costs and a tight supply chain, including SG&A, ongoing lease negotiations as we continue to evolve our real estate portfolio while also monitoring the changing external environment
- ✓ Strategically manage capital to support strategic initiatives while returning value to shareholders

POSITIONED FOR GROWTH IN 2023 AND BEYOND

BRAND POWER: Benchmarking with other brands with similar awareness and affinity metrics shows significant untapped potential to monetize existing equity for further growth across channels

DIRECT RELATIONSHIPS with LARGE ADDRESSABLE MARKET: Ability to leverage one:one relationships and first party data to communicate directly with diverse consumer segments (families with kids, teens, adults) with expanded categories, channels and content to improve lifetime value and drive incremental purchase occasions

DYNAMIC BUSINESS MODEL: Not over-stored and not over-saturated, opportunity to expand beyond current ~500 global vertical experience locations combined with robust, integrated e-commerce (US and UK), thousands of additional touchpoints (outbound licensing, entertainment) and tens of millions of digital interfaces

BUSINESS STRENGTH: Ongoing momentum and proven resilience with double-digit operating margins, strong free cash flow and no debt positions company to execute key initiatives and sustain profitable growth performance and return value to shareholders

CONTINUED OPPORTUNITY FOR GROWTH ACROSS A NUMBER OF REVENUE STREAMS WITH SIGNIFICANT CONTROL OVER OUR FUTURE

PROVEN MANAGEMENT TEAM



Sharon Price John
President and Chief Executive Officer

Former President of Stride Rite Children's Group LLC, a division of Wolverine World Wide, Inc. Also: Hasbro, Inc., VTech Industries, Inc. and Mattel, Inc.



Jennifer Kretchmar
Chief Digital & Merchandising Officer

Former Senior Vice President of Product and Brand Management of Stride Rite Children's Group LLC, a division of Wolverine World Wide, Inc. Also: The Timberland Company, Goldbug, and the United States Department of Agriculture Foreign Service



Voin Todorovic
Chief Financial Officer

Former Head of Finance and Operations Lifestyle Group Wolverine World Wide, Inc.; Vice President - Finance and Administration of the Stride Rite Children's Group. Also: Collective Brands, Inc. and Payless ShoeSource



J. Christopher Hurt
Chief Operations Officer

Former Senior Vice President, North America and Vice President/ General Manager - Factory, Canada, Mexico Retail American Eagle Outfitters, Inc.; Also: Polo Ralph Lauren and The Procter & Gamble Company



Eric Fencl
Chief Administrative Officer, General Counsel and Secretary

Former Executive Vice President, General Counsel and Secretary: Outsourcing Solutions Inc.; Legal positions at Monsanto Company, McDonnell Douglas Corporation and Bryan Cave LLP. Also: Arthur Young & Company

ACCOMPLISHED BOARD OF DIRECTORS



Craig Leavitt
Non-Executive Chairman

Former CEO/Director: Kate Spade & Company; President Global Retail: Link Theory Holdings. Also: Diesel, S.p.A, and Polo Ralph Lauren



Maxine Clark
Director and Founder

CEO: Clark-Fox Family Foundation, Founder and Former Chief Executive Bear: Build-A-Bear Workshop. Also: Payless ShoeSource and The May Department Stores Company



Sharon Price John
Director, President and Chief Executive Officer

Former President of Stride Rite Children's Group LLC, a division of Wolverine World Wide, Inc. Also: Hasbro, Inc., VTech Industries, Inc. and Mattel, Inc.



Robert L. Dixon Jr.
Director

Owner: The RD Factor, Inc.; Former Global Chief Information Officer and Senior Vice President of PepsiCo, Inc. Also: Procter & Gamble Company



George Carrara
Director

Former President and Chief Operating Officer: Kate Spade & Company; Chief Operating Officer: Tommy Hilfiger North America. Also: Mirage Apparel Group and Price Waterhouse



Narayan Iyengar
Director

Former Senior Vice President, Digital and E-Commerce: Albertsons Companies; Vice President, E-Commerce and Digital Analytics: The Walt Disney Company. Also: McKinsey & Company



Lesli Rotenberg
Director

Former Chief Programming Executive & General Manager, Children's Media & Education of the Public Broadcasting Service (PBS); Senior management at Discovery Communications, Inc.

Explanatory Note on Non-GAAP Financial Measures

Build-A-Bear Workshop (NYSE: BBW) reports it financial results in accordance with generally accepted accounting principles (GAAP). We have supplemented the reporting of our financial information determined in accordance with GAAP with certain non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the Company's business and provide useful information to both management and investors by excluding certain items that may not be indicative of the Company's core operating results. These measures should not be considered a substitute for or superior to GAAP results. These non-GAAP financial measures are defined and reconciled to the most comparable GAAP measure within this appendix.

Reconciliation of Non-GAAP Measures:

$ in millions	1st NINE MONTHS FY22	FY22*
Income before income taxes (pre-tax)	$35.7	$59.5
Interest	$0	$0
Depreciation & Amortization	$9.3	$13.0
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$45.0	$72.5

*FY2022 at mid-year of annual guidance

Reconciliation of Non-GAAP Measures:

First nine months and Fiscal 2021; First nine months and Fiscal 2020

$ in millions	1st NINE MONTHS FY21	FY21
Income before income taxes (pre-tax)	$30.6	$50.7
Interest	$0	$0
Depreciation & Amortization	$9.1	$12.3
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$39.7	$63.0

$ in millions	1ST NINE MONTHS FY20	FY20
Income before income taxes (pre-tax)	($31.0)	($20.2)
Interest	$0	$0
Depreciation & Amortization	$9.9	$13.3
Earnings before interest, taxes, depreciation and amortization (EBITDA)	($21.1)	($6.9)

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